PROPERTY AND EQUIPMENT (Tables)	12 Months Ended
Dec. 31, 2011
PROPERTY AND EQUIPMENT
Schedule of components of property and equipment
	December 31,
	2011	2010
Land	$350	$352
Buildings and improvements	4,102	3,984
Construction in progress	236	205
Equipment	3,048	2,863
	7,736	7,404
Accumulated depreciation and amortization	(3,386)	(3,100)
Net property and equipment	$4,350	$4,304